April 30, 1999


VIA EDGAR TRANSMISSION

Securities and
  Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20540

               Re:  Nicholas Money Market Fund, Inc. (the Fund")
               SEC File No. 33-21561
               Post-Effective Amendment No. 11
               Registration Statement on Form N-1A


To whom it may concern:

      In  connection  with  the amendment  by  the  Fund  of  its registration  statement  on Form N-1A  under  Section  8  of  the
Investment Company Act of 1940, as amended, and pursuant to the provisions of Rule 472 and Rule 485 under the Securities Act of 1933, as amended, and pursuant to Regulation S-T relating to electronic filings, we enclose for filing a copy of Post-
Effective   Amendment  No.  11  to  the  Registration  Statement.
As indicated in the Exhibit Index certain exhibits will follow in subsequent filing(s) as well as other pertinent financial data.


				   Very truly yours,

                               NICHOLAS COMPANY, INC.



                                   /s/ Jeffery T. May
                                   --------------------
                                   JEFFREY T. MAY
                                   Senior Vice President and Treasurer
Enclosure

As  filed with the Securities and Exchange Commission on April 30, 1999

                                                File No. 33-21561
                           FORM N-1A

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                 PRE-EFFECTIVE AMENDMENT NO. __
                POST-EFFECTIVE AMENDMENT NO. 11

                              AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                        AMENDMENT NO. 11



                NICHOLAS MONEY MARKET FUND, INC.
       (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       700 North Water Street, Milwaukee, Wisconsin 53202
            (Address of Principal Executive Offices)

                         (414) 272-6133
      (Registrant's Telephone Number, including Area Code)

                 ALBERT O. NICHOLAS, PRESIDENT
                NICHOLAS MONEY MARKET FUND, INC.
                     700 NORTH WATER STREET
                   MILWAUKEE, WISCONSIN 53202

                            COPY TO:
                         TERESA M. LEVY
                  MICHAEL BEST & FRIEDRICH LLP
                   100 EAST WISCONSIN AVENUE
                   MILWAUKEE, WISCONSIN 53202
            (Name and Address of Agent for Service)

It is proposed that the filing will become effective:

 X    immediately upon filing pursuant to paragraph (b)
        on                    pursuant to paragraph (b)
        60 days after filing pursuant to paragraph (a) on ______________ pursuant to paragraph (a)(1)
        75 days after filing pursuant to paragraph (a)(2)
        on __________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Common Stock, $0.01 par value per share

Pursuant  to  Rule  24f-2,  the Registrant  hereby  registers  an
indefinite  amount  of  securities.   On April 1, 1999,
Registrant filed the necessary Rule 24f-2 Notice and filing fee with the Commission for its fiscal year ended December 31, 1998.











                NICHOLAS MONEY MARKET FUND, INC.




                           FORM N-1A







                      PART A:  PROSPECTUS

                NICHOLAS MONEY MARKET FUND, INC.

                           PROSPECTUS
                         APRIL 30, 1999





      The Fund is a money market fund and its primary investment objective is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

     This Prospectus gives vital information about the Fund. For your benefit and protection, please read it before you invest, and keep it on hand for future reference.





                       Investment Adviser
                     NICHOLAS COMPANY, INC.


              Minimum Initial Investment - $2,000



                 AS WITH ALL MUTUAL FUNDS,  THE
SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR  DISAPPROVED
        OF THE FUND'S SHARES OR DETERMINED WHETHER THIS
          PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANYONE
         WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.





   700  NORTH  WATER STREET * SUITE 1010 * MILWAUKEE, WISCONSIN  53202
                      414-272-6133 * 800-227-5987

                       TABLE OF CONTENTS
                                                             PAGE


AN OVERVIEW OF THE FUND.................................       __

FUND INVESTMENTS........................................       __

INVESTMENT RISKS.......................................

FINANCIAL HIGHLIGHTS...................................        __




THE FUND'S INVESTMENT ADVISER..........................        __

PRICING OF FUND SHARES AND USE OF AMORTIZED
COST METHOD OF VALUATION...............................        __

PURCHASE OF FUND SHARES................................        __

REDEMPTION OF FUND SHARES..............................        __

EXCHANGE BETWEEN FUNDS.................................        __

TRANSFER OF FUND SHARES................................        __

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS........        __

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN.............        __

SYSTEMATIC WITHDRAWAL PLAN.............................        __

INDIVIDUAL RETIREMENT ACCOUNTS.........................        __

MASTER RETIREMENT PLAN.................................        __

YEAR 2000 ISSUES.......................................        __

APPENDIX A: DESCRIPTION OF COMMERCIAL PAPER
            AND  BOND  RATINGS.........................       A-1

FOR MORE INFORMATION ABOUT THE FUND....................   Back Cover


      No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated April 30, 1999 and, if given or made, such information or representations may not be relied upon as having been authorized by Nicholas Money Market Fund, Inc.

      This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. The delivery of this Prospectus at any time shall not imply that there has been no change in the affairs of Nicholas Money Market Fund, Inc. since the date hereof.

                        AN OVERVIEW OF THE FUND

GOALS

      The Fund is a money market fund and its primary investment goal is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

PRINCIPAL INVESTMENT STRATEGIES

      The Fund is managed to provide a stable share price of $1.00, but there can be no assurance that the net asset value per share will not vary. The Fund invests only in short-term instruments (maturing in 397 days or less) and primarily invests in commercial paper, variable rate demand notes, other corporate debt instruments that meet specific credit quality and maturity standards (as discussed further herein), government securities, financial institution obligations, and repurchase agreements involving the foregoing securities. Financial institution obligations include certificates of deposit and banker's acceptances.

      Money market funds, such as the Fund, must meet certain portfolio credit quality, maturity and diversification standards established by the SEC under the Investment Company Act. These standards include requirements to maintain high credit quality in its portfolio, maintain a short average portfolio maturity to minimize the effects of changes in interest rates on the value of the portfolio and to diversify the Fund's investments among issuers to reduce the effects of a default by any one issuer on the value of the Fund's shares. The Fund manages its portfolio subject to these strict SEC guidelines. To minimize the effect of changing interest rates on the net asset value of the Fund's shares, the Fund intends to keep the weighted average maturity of its holdings to 90 days or less.

      The Fund's Adviser uses its best judgment in selecting investments, taking into consideration interest rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of the issuer in arriving at investment decisions.

       For   further  information  on  the  Fund's  principal  investment strategies and how the Fund invests, see "Fund Investments" starting on page _.

PRINCIPAL RISKS OF INVESTING

      Money market funds are managed to maintain a $1.00 price per share. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For example, there are risks that the Fund's holdings could have their credit ratings downgraded, or an issuer could default, or that interest rates could rise sharply, thereby causing the value of the Fund's securities (and its share price) to fall. As a result, there is a risk that the price of the Fund's shares could fall below $1.00.

      In addition, the Fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. There also is no guarantee that the Fund's return will equal or exceed the rate of inflation.

      From time to time, the Fund may invest in repurchase agreements (subject to certain restrictions discussed further herein). Under repurchase agreements, the Fund buys U.S. Government securities from a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities, and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. While the underlying obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value per share.

      As with all mutual funds, there is no guarantee that the Fund will achieve its goals. In addition, certain investments by the Fund and certain
investment  techniques the Fund may use may entail other  risks.   Before
you invest, please read "Investment Risks" starting on page ___.

      AN  INVESTMENT  IN  THE FUND IS NOT INSURED OR  GUARANTEED  BY  THE
FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. ALTHOUGH THE FUND TRYS TO MAINTAIN A $1.00 PER SHARE PRICE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

WHO MAY WANT TO INVEST

     The Fund may be appropriate for investors who:

          * Want to earn income at current money market rates while preserving the value of their initial investment
          * Want a fund to complement a portfolio of more aggressive investments
          *    Want a fund for short-term investments
          * Desire a relatively secure, liquid investment for money they may need for occasional or unexpected expenses

    The Fund may NOT be appropriate if you:

          *    Require capital appreciation to meet your investment goal
          *    Are seeking maximum income

PERFORMANCE INFORMATION

    Mutual fund performance is commonly measured as total return. Total return measures the price change in a share assuming reinvestment of all dividend income and capital gains distributions. All mutual funds must use the same formula to calculate total return. The total returns that follow are based on historical results and do not reflect the effect of taxes.

    The bar chart and table shown below indicate the risks of investing in the Fund, by showing the variability of the Fund's total return from year to year for the last ten calendar years, and by showing how the Fund's historical performance compares with a broad measure of market performance. Variability of returns is one measure of the risks of investing in money market funds. The Fund's returns, as shown below, have reflected changes in prevailing interest rates.

                         BAR CHART PLOT POINTS
                         ----------------------
1989    1990   1991    1992     1993    1994   1995    1996   1997   1998
----    ----   ----    ----     ----    ----   ----    ----   ----   ----
8.97%   8.08%  5.75%   3.32%    2.71%   3.90%  5.64%   5.14%  5.26%  5.26%

     During the ten calendar year period shown in the above bar chart, the highest quarterly return was 2.29% (for the quarter ended June 30, 1989) and the lowest quarterly return was 0.65% (for the quarter ended June 30, 1993).

     The table below shows how the Fund's average annual total returns for the one, five and ten calendar year periods ending on December 31, 1998 (the Fund's most recently completed calendar and fiscal year), compare to the average annual total return of the Consumer Price Index ("CPI").

                          ONE            FIVE          TEN
                          YEAR          YEARS         YEARS
                          -----         -----         -----
     The Fund...........  5.26%         5.04%         5.39%
     CPI................  1.61%         2.36%         3.14%

     7-day Yield(1).....  5.36%



         (1) The Fund's 7-day yield as of December 31, 1998 was calculated according to a required standard formula. To obtain the Fund's current 7-day yield information, please call 1-800-227-5987.

OF COURSE, THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF ITS FUTURE RETURNS.



FUND FEES AND EXPENSES OF THE FUND

    FUND INVESTORS PAY VARIOUS EXPENSES, EITHER DIRECTLY OR INDIRECTLY. THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) Imposed on Purchases.............       None
  Maximum Deferred Sales Charge (Load).........................       None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends..       None
  Redemption Fee...............................................        (1)
  Exchange Fee.................................................        (2)
  Maximum Account Fee..........................................       None

ANNUAL FUND OPERATING EXPENSES (3) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
    (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees..............................................      0.30%
  Distribution [and/or Service] (12b-1) Fees(4)................       None
  Other Expenses...............................................      0.18%
  Total Annual Fund Operating Expenses.........................      0.48%
__________
(1) A fee of $12.00 is charged for each wire redemption.
(2) A fee of $5.00 is charged for each telephone exchange.
(3) Annual Fund Operating Expenses are based on expenses incurred for the fiscal year ended December 31, 1998.
(4) Some mutual funds charge these fees to pay for advertising and other costs of selling shares.

EXAMPLE:     THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COSTS OF
        INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL
        FUNDS.(1)

                                     ONE     THREE      FIVE      TEN
                                     YEAR    YEARS     YEARS      YEARS
                                     ----    -----     -----      -----

THE EXAMPLE ASSUMES THAT YOU
INVEST $10,000 IN THE FUND FOR THE
TIME PERIODS INDICATED AND THEN
REDEEM ALL OF YOUR SHARES AT THE
END OF THOSE PERIODS.  THE
EXAMPLE ALSO ASSUMES THAT YOUR
INVESTMENT HAS A 5% RETURN
EACH YEAR AND THAT THE FUND'S
OPERATING EXPENSES REMAIN
THE SAME.  ALTHOUGH YOUR
ACTUAL COSTS MAY BE HIGHER OR
LOWER, BASED ON THESE
ASSUMPTIONS, YOUR COSTS WOULD BE:    $49    $154       $269    $604

_________

(1) This example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

     For a further description of the fees paid to the Fund's adviser, the Nicholas Company, Inc., see "The Fund's Investment Adviser" on page ___.

PORTFOLIO MANAGEMENT

     Mr. Jeffrey T. May is the Senior Vice President and Treasurer of the Fund and the Adviser and the Portfolio Manager of the Fund.
Mr. May is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. May has been employed by the Adviser since July 1987. He is a Certified Public Accountant.

                             FUND INVESTMENTS

         The Fund's main goal is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

         The Fund is managed to provide a stable share price of $1.00. The Fund's Adviser uses its best judgment in selecting investments, taking into consideration interest rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of the issuer in arriving at investment decisions. Money market funds, such as the Fund, must meet certain portfolio credit quality, maturity and diversification standards established by the SEC under the Investment Company Act of 1940 (the "Investment Company Act"). To minimize the effect of changing interest rates on the net asset value of the Fund's shares, the Fund intends to keep the weighted average maturity of its holdings to 90 days or less.

         To pursue the Fund's goal of high current income consistent with stability of principal and providing liquidity, the Fund invests only in short-term instruments (maturing in 397 days or less from date of purchase) and primarily invests in the following types of securities:

                   COMMERCIAL PAPER.  (A SHORT-TERM UNSECURED
              PROMISSORY NOTE THAT DOMESTIC OR FOREIGN CORPORATIONS TYPICALLY ISSUE TO FINANCE CURRENT OPERATIONS AND OTHER SHORT-TERM CREDIT NEEDS.) The Fund may buy commercial paper only if it meets the following quality standards:

              (a)  rated A-2 or better by Standard & Poor's
                   Corporation ("S&P") or P-2 or better by Moody's Investor Service, Inc. ("Moody's"), or the equivalent rating by any of the national rating organizations.

              (b) if not rated as described above, either issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue (which is comparable in priority and security) rated A-2 or better by S&P or P-2 or better by Moody's or the equivalent by any national rating organization.

                   VARIABLE RATE DEMAND NOTES.  (UNSECURED
              INSTRUMENTS WHICH PROVIDE FOR PERIODIC ADJUSTMENTS IN THE INTEREST RATE.) The Fund may purchase these instruments if:

                        (a)  rated A-2 or better by S&P and P-2 or
                   better by Moody's or the equivalent by any of the national rating organizations; or

                        (b)  if not rated as described above, either
                   issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue (which is comparable in priority and security) rated A-2 or better by S&P or P-2 or better by Moody's.

                   OTHER CORPORATE OBLIGATIONS.   Other debt
              obligations issued by companies with a maturity of not more than 397 days and rated at least A by S&P or Moody's or the equivalent by any national rating organizations. An example of a corporate obligation would be a fixed rate debt security issued by a corporation which meets the foregoing maturity and credit quality standards.

                   GOVERNMENT SECURITIES.  (OBLIGATIONS ISSUED OR
              GUARANTEED BY THE U.S. GOVERNMENT, OR ANY OF ITS
              AGENCIES OR INSTRUMENTALITIES, OR OTHER GOVERNMENT
              SECURITIES.)

                   FINANCIAL INSTITUTION OBLIGATIONS.   (CERTIFICATES
              OF DEPOSIT AND BANKERS' ACCEPTANCES.) Investments must be obligations of:

                        (a)  U.S. banks or savings and loan
                   associations (including foreign branches of such banks) with a net worth of at least $100,000,000 or other banks and savings and loans if the principal amount of the Fund's investment in a certificate of deposit is insured by the Federal Deposit Insurance Corporation ("FDIC"); or

                        (b)  U.S. branches of foreign banks with
                   total assets of at least $1 billion U.S.

                   CERTIFICATES OF DEPOSIT are certificates issued
              against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of interest and are normally negotiable.

                   BANKERS' ACCEPTANCES are short-term credit
              instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

                   REPURCHASE AGREEMENTS.  Repurchase agreements
              involving the securities listed above. However, the Fund may not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, exceeds 10% of the Fund's total net assets.

          Subject to certain conditions under the Investment Company
     Act the Fund may acquire securities that have not been rated (or whose issuers have not received the requisite ratings on comparable outstanding debt) If the Fund's Board of Directors determines that they are of comprable quality to otherwise eligible securities.

         There is no minimum or maximum percentage of the Fund's assets which is required to be invested in the securities of companies in any particular industry or group of industries. However, the Fund is subject to the following percentage limitations on its investments:

                   Not more than 5% of the Fund's total assets may be
              invested in securities of unseasoned companies
              (companies with a record of less than three years' continuous operations)

                   Not more than 5% of the value of the Fund's total
              assets may be invested in the securities of one issuer

                   Not more than 25% of the value of the Fund's total
              assets may be invested in companies of any one industry or group of related industries

         These percentage limitations do not apply to securities issued or guaranteed by the United States, its instrumentalities or agencies. In addition, the 25% industry-related restriction does not apply to obligations (including certificates of deposit and bankers' acceptances) of banks or savings and loan associations subject to regulation by the U.S. Government.

         FOR A DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS,
    PLEASE SEE APPENDIX A TO THIS PROSPECTUS.

         All percentage limitations apply on the date of investment by the Fund. As a result, if a percentage restriction is adhered to at the time of the investment, a later increase in percentage resulting from a change in market value of the investment or total assets of the Fund will not constitute a violation of that restriction. The Fund may use many different investment strategies in seeking its investment objectives, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in detail in the Fund's Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy of the Statement of Additional Information, please see the back cover page of this Prospectus.

                            INVESTMENT RISKS

         This section contains a summary description of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you won't lose money on your investment. There is no guarantee the Fund's performance will be positive over any period of time.

         Money market funds are managed to maintain a $1.00 per share price. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. There also is no guarantee that the Fund's return will equal or exceed the rate of inflation.

         Because of the following risks, you could lose money on your investment in the Fund over the short- or long- term:

         CREDIT RISK. There is a risk that any of the issuers of the securities held by the Fund may have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price.

         INTEREST RATE OR MARKET RISK. A sharp and unexpected rise in interest rates could result in a decline in the prices of fixed income securities in which the Fund invests. As a result, the Fund's share price could drop below $1.00.

         FOREIGN INVESTMENT RISK. Investments in obligations of a foreign branch of a U.S. bank and U.S. branches of a foreign bank or obligations issued by other governments may subject the Fund to certain investment risks, including international and political developments, foreign government restrictions, foreign withholding taxes, possible seizure or nationalization of deposits, the establishment of exchange control regulations and the adoption of other governmental restrictions that might affect the payment of principal and interest on those securities. In addition, foreign branches of domestic banks and foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting and record keeping. The Fund is subject to certain investment restrictions on foreign investing as described above.

         REPURCHASE AGREEMENTS. The Fund may buy securities with the understanding that the seller may buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money. The Fund is subject to certain investment restrictions on repurchase agreements as previously described.

         ILLIQUID AND RESTRICTED SECURITIES. From time to time, the Fund may purchase a portion of bonds, debentures or other debt securities in private placements, in amounts not to exceed 10% of the value of the total assets of the Fund. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them properly at an acceptable price. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly. However, the Fund is subject to an overriding restriction that all illiquid securities held by the Fund may not exceed 10% of the value of the Fund's total net assets. Difficulty in selling a security may result in a loss to the Fund or additional costs.

              AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. ALTHOUGH THE FUND TRYS TO MAINTAIN A $1.00 PER SHARE PRICE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

         While the Fund is subject to the risks as summarized above, the Fund is subject to strict requirements relating to its investments under federal law. The Fund must maintain high credit quality in its portfolio (as indicated in "Fund Investments"), maintain a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the Fund's securities and diversify the Fund's investments among issuers so as to reduce the effects of a default by any one issuer on the value of the Fund's shares.

                  FINANCIAL HIGHLIGHTS

     The financial highlights table below is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming the reinvestment of all dividends and distributions). The following Financial Highlights of the Fund for the five years ended December 31, 1998, have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Fund's Annual Report for the fiscal year ended December 31, 1998. The table should be read in conjunction with the financial statements and related notes included in the Fund's Annual Report which is incorporated by reference into the Statement of Additional Information and which may be obtained without charge by writing or calling the Fund.

                                                           Year ended December 31,
                                                  -----------------------------------------------
                                                   1998      1997      1996       1995      1994
                                                   ----      ----      ----       ----      ----
NET ASSET VALUE, BEGINNING OF PERIOD              $1.00     $1.00     $1.00      $1.00     $1.00

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................       .052      .052      .050       .055      .038
                                                  -----     -----     -----      -----     -----

  LESS DISTRIBUTIONS:
  Dividends (from net
     investment income).....................      (.052)    (.052)    (.050)     (.055)    (.038)
                                                  -----     -----     -----      -----     -----


NET ASSET VALUE, END OF PERIOD..............      $1.00     $1.00     $1.00      $1.00     $1.00
                                                  -----     -----     -----      -----     -----
                                                  -----     -----     -----      -----     -----

TOTAL RETURN................................       5.26%     5.26%     5.14%      5.64%     3.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)........      $160.2    $117.8    $119.1     $111.8    $118.1

Ratio of expenses to average net assets.....        .48%      .51%      .52%       .51%      .53%

Ratio of net investment income
  to average net assets.....................       5.18%     5.15%     5.02%      5.50%     3.83%


  PLEASE CONSIDER THE PERFORMANCE INFORMATION ABOVE IN LIGHT OF THE FUND'S INVESTMENT OBJECTIVES AND POLICIES, AND MARKET CONDITIONS DURING THE REPORTED TIME PERIODS. AGAIN, YOU MUST REMEMBER THAT HISTORICAL
PERFORMANCE DOES NOT NECESSARILY INDICATE WHAT WILL HAPPEN IN THE
FUTURE.




                 THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin, 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs subject to supervision of the Fund's Board of Directors.

     The Adviser is the investment adviser to five other mutual funds, which, like the Fund, are sold without sales charge, and to approximately 25 institutions and individuals with substantial investment portfolios. The Adviser acts as investment adviser to the following additional mutual funds: Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc. As of December 31, 1998, the Adviser had approximately $8 billion in assets under management.

     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The annual fee is three-tenths of one percent (0.30 of 1%) of the average net asset value of the Fund. The Adviser has agreed to reduce such management fee by any operating expenses (other than the management fee) incurred by the Fund in excess of 1/2 of 1% of average daily net assets. The Adviser shall at least annually reimburse the Fund for all expenses incurred in excess of this amount.

     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

     The Fund pays all of its operating expenses. Included as "operating expenses," but not limited to, are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

     Albert O. Nicholas is President and a Director of the Fund, and Chief Executive Officer and Director of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser.


               PRICING OF FUND SHARES AND USE OF
              AMORTIZED COST METHOD OF EVALUATION

     When you buy shares of the Fund, the price per share you pay is the net asset value ("NAV") of a share of the Fund. The NAV of a share of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. The NAV of the Fund's shares is expected by management to remain constant at $1.00 per share. Net assets of the Fund are determined by deducting the liabilities of the Fund from total assets of the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for unrestricted trading and when the Federal Reserve Banks are open for business.

     Portfolio securities are valued on an amortized cost basis, whereby a security is initially valued at its acquisition cost. Thereafter, a constant straight-line amortization is assumed each day regardless of the impact of fluctuating interest rates.

     Pursuant to Section 270.2a-7 of the Code of Federal Regulations, the Board of Directors has established procedures designed to stabilize the NAV per share at $1.00. Under most conditions, management believes this will be possible, but there can be no assurance they can do so on a continuous basis. In connection with its use of the amortized cost method of valuation and in order to hold itself out as a "money market" fund, the Fund will comply with the applicable provisions of Section 270.2a-7, and in particular, will comply with the following: (i) the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV per share and specifically will limit the dollar weighted average portfolio maturity of the Fund to not more than 90 days and the remaining maturity of each portfolio security to not more than 397 days (with certain exceptions permitted by the rules of the SEC); (ii) the Fund will limit its portfolio investments to those instruments its Board of Directors determines present minimal credit risks, and are otherwise in accordance with the Fund's investment objectives and restrictions; and (iii) the Fund will adhere to the portfolio diversification requirements set forth in
Section 270.2a-7. Calculations are done periodically to compare the value of the Fund's portfolio at amortized cost versus current market values. In the event the per share NAV should deviate from $1.00 by 1/2 of 1% or more, the Board of Directors will promptly consider what action, if any, should be taken.

                     PURCHASE OF FUND SHARES

  MINIMUM           To Open An Account.........   2,000
INVESTMENTS         To Add To An Account.......     100
  [ICON]            Minimum Balance............   2,000

                         The Fund's Automatic Investment Plan has
                    a minimum monthly investment of $50. Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $2,000 minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

 APPLICATION             You may apply to purchase shares of
 INFORMATION        the Fund by submitting an application to
  [ICON]            Nicholas Money Market, Inc., c/o
                    Firstar Mutual Funds Services, LLC
                    ("Firstar"), P.0. Box 2944, Milwaukee,
                    Wisconsin 53201-2944. See the back cover page of this Prospectus for information on how to contact the Fund. The Fund also has available an Automatic Investment Plan for shareholders. Anyone interested should contact the Fund for additional information.

                         When you make a purchase, your price per
                    share (WHICH GENERALLY  IS EXPECTED BY THE
                    FUND TO REMAIN CONSTANT AT $1.00 PER SHARE) will be the NAV per share next determined after the time the Fund receives your application in proper order. The NAV is calculated once a day based on the methods previously described. The determination of NAV for a particular day is applicable to all purchase applications received in proper order by the close of trading on the NYSE on that day (usually 4:00 p.m., New York time).

                         Generally, shares of the Fund may not be
                    purchased on days when the Federal Reserve
                    Banks are closed. Purchase of shares will be made in full and fractional shares computed to three decimal places.

                         You should be aware that DEPOSIT in the
                    U.S. mail or with other independent delivery services, or receipt at Firstar's Post Office Box, of purchase applications DOES NOT constitute receipt by Firstar or the Fund. Do not mail letters by overnight courier to the post office box address. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO FIRSTAR MUTUAL FUNDS SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

                         All applications to purchase Fund shares
                    are subject to acceptance or rejection by the Fund and are not binding until accepted.
                    Your application must be in proper order to be accepted and may only be accepted by the Fund or an authorized agent of the Fund. Applications will not be accepted unless they are accompanied by payment in U.S. funds.
                    Payment should be made by check drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The transfer agent will charge a $20 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment check returned to the transfer agent for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. Any account (including custodial accounts) opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the back-up withholding tax amount.



 WIRE PURCHASE            You also may purchase Fund shares via the
   [ICON] Federal Reserve wire system. If a wire purchase is to be an initial purchase, please call Firstar (414-276-0535 or 800-544-6547) with the appropriate account information prior to sending the wire. Firstar will provide you with a confirmation number for the wire purchase which will ensure the prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

                   Wire To:    Firstar Bank Milwaukee, N.A.
                               ABA 075000022

                   Credit:     Firstar Mutual Funds Services, LLC
                               Account 112-952-137

                    Further
                    Credit:    Nicholas Money Market, Inc.
                               (shareholder account number)
                               (shareholder registration)

                        The Fund and its transfer agent
                    are not responsible for the consequences of delays resulting from the banking or Federal
                    Reserve wire system, or from incomplete
                    wiring instructions.

 CERTIFICATES          The Fund's transfer agent, Firstar, will
   [ICON] credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares. Certificates representing Fund shares purchased will not be issued.

 THIRD PARTY              USE OF A PROCESSING INTERMEDIARY TO PURCHASE
  PURCHASES         FUND SHARES.  Shares of the Fund may be purchased
   [ICON]           through  certain broker-dealers, financial
                    institutions or other service providers
                    ("Processing Intermediaries"). When shares of the Fund are purchased this way, the Processing Intermediary, rather than its customer, may be the shareholder of record.
                    Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly.
                    An investor intending to invest in the Fund through a Processing Intermediary should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus.

                                Processing Intermediaries may
                    charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                                Investors who do not wish to use
                    the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. Direct purchase of shares of the Fund may be made without a sales charge.

                                The Fund also may enter into an
                    arrangement with some Processing
                    Intermediaries authorizing them to process purchase orders on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a purchase order by an authorized agent will be deemed to be received by the Fund for purposes of determining the NAV of the Fund shares to be purchased. For purchase orders placed through an authorized agent, a shareholder will pay the Fund's NAV per share next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent.

                    REDEMPTION OF FUND SHARES

 REDEMPTION              You may redeem Fund shares in whole or in
   PRICE            part by any of the methods described below.  All
    $               redemptions will be processed immediately upon receipt
  [ICON]            and written confirmations will be issued for
                    redemptions of Fund shares. The redemption price will be the Fund's NAV (WHICH GENERALLY
                    IS EXPECETD BY THE FUND TO REMAIN CONSTANT AT
                    $1.00 PER SHARE) next computed
                    after the time of receipt by Firstar (or by an authorized agent of the Fund) of the certificate(s), or written request in the proper form as described below, or pursuant to proper telephone instructions as described below.

                    REDEMPTION REQUESTS THAT CONTAIN
                    RESTRICTIONS AS TO THE TIME OR DATE
                    REDEMPTIONS ARE TO BE EFFECTED WILL BE
                    RETURNED AND WILL NOT BE PROCESSED.

                                If any portion of the shares to
                    be redeemed represents an investment    made
                    by personal or certified check, the Fund reserves the right to hold a payment up to 15 days or until satisfied that investments made by check have been collected, at which time the redemption request will be processed and payment made.

 REDEMPTIONS               If you redeem in writing, you must ensure
   BY MAIL         that the redemption request is signed by each
   [ICON]          shareholder in the exact manner as the Fund account is
                    registered and includes the redemption amount and the shareholder account number.

                            You may redeem by delivering an
                    original signed written request for
                    redemption addressed to Nicholas Money Market Fund, Inc., c/o Firstar Mutual Funds Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

          FACSIMILE TRANSMISSION OF REDEMPTION REQUESTS IS NOT ACCEPTABLE.

                                The Fund may require additional
                    supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

                                IF THERE IS DOUBT AS TO WHAT
                    DOCUMENTS OR INSTRUCTIONS ARE NECESSARY IN
                    ORDER TO REDEEM SHARES IN WRITING, PLEASE
                    WRITE OR CALL FIRSTAR  (414-276-0535 OR 800-
                    544-6547), PRIOR TO SUBMITTING A WRITTEN
                    REDEMPTION REQUEST.  A WRITTEN REDEMPTION
                    REQUEST WILL NOT BECOME EFFECTIVE UNTIL ALL
                    DOCUMENTS HAVE BEEN RECEIVED IN PROPER FORM
                    BY FIRSTAR.



                        Shareholders who have an
                    individual retirement account ("IRA"), a master retirement plan or other retirement plan must indicate on their written redemption requests whether or not to withhold federal income tax. Redemption requests lacking an election not to have federal income tax withheld will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.

  OVERNIGHT             You should be aware that DEPOSIT in the mail or
   DELIVERY         with other independent  delivery services or receipt
    [ICON]          at Firstar's Post Office Box of redemption requests
                    DOES NOT  constitute receipt by Firstar or the Fund.
                    DO NOT mail letters by overnight courier to the Post Office Box address. OVERNIGHT
                    COURIER DELIVERY SHOULD BE SENT TO
                    FIRSTAR MUTUAL FUNDS SERVICES, LLC, THIRD
                    FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE,
                    WISCONSIN 53202.

 TELEPHONE                     Telephone redemption is automatically
REDEMPTIONS         extended to all accounts in the Fund unless this
 [ICON]             privilege is declined in writing.This option does not
                    apply to IRA accounts and master retirement plans for which Firstar Bank Milwaukee, N.A.
                    acts as custodian. Telephone redemptions can only be made by calling Firstar at 800-544-
                    6547 or 414-276-0535. In addition to the account registration, you will be required to provide the account number and social security number. Telephone calls will be recorded.

                                Telephone redemption requests
                    must be received prior to the closing of the NYSE (usually 4:00 p.m., New York time) to receive that day's NAV. There will be no exceptions due to market activity. During periods of substantial economic or market changes, telephone transactions may be difficult to implement. If a shareholder is unable to contact Firstar by telephone, shares also may be redeemed by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.

                                The Fund reserves the right to
                    refuse a telephone redemption if it is
                    believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of redemption instructions received by telephone which they reasonably believe to be genuine, even if such instructions prove to be unauthorized or fraudulent. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

                                The Fund ordinarily will make
                    payment for redeemed shares within seven days after receipt of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected.


                                You may instruct Firstar to mail
                    the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States.
                    Firstar charges a wire redemption fee of $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

  SIGNATURE               A signature guarantee of each owner
 GUARANTEES         is required to redeem shares in the following
  [ICON]            situations, for all size transactions:
                                    --- ----
                    *     if you change the ownership on your account

                    * upon redemption of shares when certificates have been issued for your account

                    * when you want the redemption proceeds sent to a different address than is registered on the account

                    * for both certificated and uncertificated shares, if the proceeds are to be made payable to someone other than the account owner(s)

                    * any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund

                    * if a change of address request has been received by the Fund or Firstar within 15 days of a redemption request

                          In addition, signature guarantees
                    will be required for all redemptions of
                    $100,000 or more from any shareholder account in the Nicholas Family of Funds. A redemption will not be processed until the signature guarantee, if required, is received in proper form. A notary public is not an acceptable guarantor.

THIRD PARTY         USE OF A PROCESSING INTERMEDIARY TO REDEEM FUND SHARES.
REDEMPTIONS         As with the purchase of Fund shares, shares of the Fund
 [ICON]             may be sold through certain broker-dealers,
                    financial institutions and other service providers ("Processing Intermediaries"). An investor intending to redeem Fund shares through his or her Processing Intermediary should read the program materials provided by the Processing Intermediary and follow the instructions and procedures outlined therein.

                                Processing Intermediaries may
                    charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                                Investors who do not wish to use
                    the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. IF YOU HOLD FUND SHARES THROUGH A PROCESSING INTERMEDIARY, YOU MUST REDEEM YOUR SHARES THROUGH SUCH PROCESSING INTERMEDIARY. IN SUCH EVENT, YOU SHOULD CONTACT THE PROCESSING INTERMEDIARY FOR INSTRUCTIONS ON HOW TO REDEEM. If an investor has originally invested directly with the Fund, direct sale of Fund shares through the Fund (and not the Processing Intermediary) may be made without a redemption charge.

                                The Fund also may enter into an
                    arrangement with some Processing
                    Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a redemption request by an authorized agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be redeemed. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

                    EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS
                    You may exchange Fund shares for shares of other mutual funds for which Nicholas Company, Inc.
                    serves as the investment adviser.



GENERAL             Nicholas Company, Inc. also is
                    adviser to the following funds which have investment objectives and net assets as noted below:

                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE         DECEMBER 31, 1998
         ----                --------------------         ------------------
Nicholas Fund, Inc.    Capital appreciation; Income as
                       a secondary consideration            $5,823,474,514

Nicholas II, Inc.      Long-term growth; Income as a
                       secondary consideration              $1,109,497,195

Nicholas Limited       Long-term growth
Edition, Inc.(1)                                           $  367,191,042

Nicholas Equity        Reasonable income; Moderate
Income Fund, Inc.      long-term growth as a secondary
                       Consideration                        $   26,813,593

Nicholas Income        High current income consistent
Fund, Inc.             with the preservation and
                       conservation of capital value       $   239,419,855

                                ____________

             (1)       Shareholders    are    reminded,  however,
                       that      Nicholas    Limited     Edition,
                       Inc.  is  restricted  in  size  to ten
                       million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions), and that the exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

                             If you choose to exercise
                    the exchange privilege, the shares will be exchanged at their next determined NAV Shareholders interested in exercising the exchange privilege must obtain an authorization form and the appropriate prospectus from Nicholas Company, Inc. When an exchange into this Fund would involve investment of the exchanged amount on a day when the NYSE open for trading but the Federal Reserve Banks are closed, shares of the fund being exchanged will be redeemed on the day upon which the exchange request is received; however, issuance of Fund shares may be delayed an additional business day in order to avoid the dilutive effect on return (i.e., reduction in net investment income per share) which would result from issuance of such shares on a day when the exchanged amount cannot be invested. In such a case, the exchanged amount would be uninvested for this one day period.

                                        Shares of the Fund will
                    not be redeemed on any day when the Federal
                    Reserve Banks are closed.

                                         Shareholders interested
                    in exercising the exchange privilege must obtain the appropriate prospectus from
                    Nicholas Company, Inc.

  EXCHANGE                            This exchange privilege is
    BY              available only in states where shares of the
   MAIL             fund being acquired may legally be sold, and
  [ICON]            the privilege may be terminated or modified
                    only upon 60 days advance notice to
                    shareholders. You may exchange shares of the Fund for shares of other available
                    Nicholas mutual funds directly through
                    Nicholas Company, Inc.  without cost
                    by written  request.

                         If you are interested in exercising the
                    exchange by mail privilege, you may obtain the appropriate prospectus from Nicholas Company, Inc. Signatures required are the same as previously explained under "Redemption of Fund Shares."

 EXCHANGE                You may exchange by telephone among
    BY              all funds for which the Nicholas Company, Inc.
 TELEPHONE          serves as investment adviser. Only exchanges of
  [ICON]            $500 or more may be executed using the telephone
                    exchange privilege. Firstar charges a $5.00 fee for each telephone exchange. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000, with a maximum of $l,000,000 per day for related accounts.
                    Four telephone exchanges per account during any twelve month period will be allowed.

                         Procedures for exchanging  Fund shares by
                    telephone may be modified or terminated at any
                    time   by   the   Fund   or   Firstar.
                    Neither the  Fund  nor  Firstar   will be
                    responsible for the authenticity of exchange instructions received by telephone. Telephone exchanges can only be made by calling Firstar at 414-276-0535 or 800-544-6547. You will be required to provide pertinent information regarding your account. Calls will be recorded.

                     TRANSFER OF FUND SHARES

   You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. Documents and instructions necessary to transfer capital stock can be obtained by writing or calling Firstar (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-
227-5987) prior to submitting any transfer requests.

        DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

   The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to insure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute annually to its shareholders substantially all of its net investment income and net realized capital gain.


   The net investment income increased or reduced by realized gains or losses, if any, for each day is declared as a dividend to shareholders of record. Shares purchased will begin earning dividends on the business day following the day the purchase order is confirmed. Shares redeemed will earn dividends through the date of the redemption order. If you request in writing that your dividends be paid in cash, the Fund will issue a check within five business days of the reinvestment date. If all of your shares are redeemed during a month, dividends credited to your account from the beginning of the dividend period through the time of redemption will be paid with the redemption proceeds.

   A statement of all calendar year-to-date transactions, including shares accumulated from dividends and capital gain distributions, is mailed to each shareholder quarterly.
Information as to each shareholder's tax status is given annually.

   For federal income tax purposes, distributions from the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders who are not subject to tax on their income. Distributions paid from the Fund's net investment income are taxable to shareholders as ordinary income. The Fund does not intend to generate capital gains. Because the investment income of the Fund will be derived from interest rather than dividends, no portion of such dividends will qualify for the dividends received deduction for corporations.

   Under federal law, some shareholders may be subject to a 31% "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments.
Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number; or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, an investor must certify under penalties of perjury that the taxpayer identification number supplied to the Fund is correct and that he or she is not subject to withholding.

   The foregoing tax discussion relates solely to U.S. federal income taxes and is not intended to be a complete discussion of all federal income tax consequences. Shareholders should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

            DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

     Unless you elect to accept cash in lieu of shares, all dividend and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend Reinvestment Plan. Unless otherwise requested, dividends will be reinvested automatically in additional Fund shares on the last business day of each month. All reinvestments are at the NAV per share in effect on the dividend or distribution date and are credited to the shareholder's account. Shareholders will be advised of the number of shares purchased and the price following each reinvestment.

   You may withdraw from or thereafter elect to participate in the Dividend Reinvestment Plan at any time by giving written notice or telephonic notice to the Transfer Agent. An election must be received by the Transfer Agent prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If any election to withdraw from or participate in the Dividend Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Dividend Reinvestment Plan at any time on 30 days' written notice to participants.

                    SYSTEMATIC WITHDRAWAL PLAN

   Shareholders who have purchased or currently own $10,000 or more of Fund shares at the current market value may open a Systematic Withdrawal Plan ("Plan") and receive monthly, quarterly, semi-annual or annual checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. Shareholders may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to the shareholder. Liquidation of the shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

                  INDIVIDUAL RETIREMENT ACCOUNTS

   Individuals may be able to establish a traditional IRA, a Roth IRA and/or an Education IRA. The Fund offers prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

   Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributions to a traditional IRA. Taxation of the income paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

   Contributions to a Roth IRA are not currently deductible. However, the amounts within the accounts accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phaseouts apply.

   Like the Roth IRA, contributions to an Education IRA are non-deductible, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phaseouts apply.

   As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $2,000, the Fund will accept any allocation of such contribution between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for taxpayers to consult with their personal tax adviser to determine the deductibility of their IRA contributions.

   Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from an IRA may result in adverse tax consequences. Consultation with a tax adviser regarding tax consequences is recommended.

                      MASTER RETIREMENT PLAN

   The Fund has available a Master Retirement Plan for self-employed individuals. Any person seeking additional information or wishing to participate in the plan may contact the Fund. Consultation with a tax adviser regarding the tax consequences of the plan is recommended.


                         YEAR 2000 ISSUES

   The "Year 2000" issue presents a significant technological challenge for the securities industry. Due to the limited memory and the high cost of storage space associated with early computer equipment, the century was implied rather than actually stored. As a result, many computer systems are unable to interpret dates beyond 1999. Software and hardware which is not designed to work across centuries may potentially malfunction on January 1, 2000. Because dates are part of every securities transaction, accurate date calculations are critical.

   The Fund has focused on the Year 2000 computer conversion issue and management believes that there should be a smooth transition on the part of suppliers of services to the Fund. The Fund's custodian bank and transfer agent has reported that the necessary conversion process is in progress, and it appears to have dedicated the appropriate level of resources to solve the problem.

   The Adviser has identified and is taking steps it believes are reasonably designed to resolve potential problems and address the Year 2000 issue, although there can be no assurances that such steps will be sufficient. The Adviser, which performs the Fund's internal accounting and pricing functions, is in the process of re-engineering its hardware to handle the century date, and has identified and is taking steps to resolve potential software problems. Some systems are currently compliant. Internal testing is ongoing, and the Fund expects that all systems will have been converted by mid-1999.

   In addition, there can be no assurances that the Year 2000 issue will not have an adverse effect on issuers whose securities are held by the Fund or on global markets or economies generally.


                            APPENDIX A


         DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS


                     COMMERCIAL PAPER RATINGS

   1.  Standard & Poor's Commercial Paper Ratings.

     "A-1" and "A-2" are the two highest commercial paper rating categories, and issuers rated in these categories have the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer has access to at least two additional channels of borrowing; (3) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (4) typically, the issuer is in a strong position in a well-established industry or industries; and (5) the reliability and quality of management is unquestioned. Relative strength or weakness of the above characteristics determine whether an issuer's paper is rated "A-1" or "A-2".

   2.  Moody's Investors Service Commercial Paper Ratings.

     "Prime-1" and "Prime-2" are the two highest commercial paper rating categories. Moody's evaluates the salient features that affect a commercial paper issuer's financial and competitive position. The appraisal includes, but is not limited to, the review of such factors as: (1) quality of management; (2) industry strengths and risks; (3) vulnerability to business cycles; (4) competitive position;
   (5) liquidity measurements; (6) debt structures; and (7) operating trends and access to capital markets. Different degrees of weight are applied to the above factors as deemed appropriate for individual situations.


                      CORPORATE BOND RATINGS

   1.  Standard and Poor's Corporate Bond Ratings.

     AAA rated bonds are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.

     AA rated bonds also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.


   2.  Moody's Corporate Bond Ratings.

     Aaa rated bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa rated bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.



                               A-1






                            PROSPECTUS

                          APRIL 30, 1999

                 NICHOLAS MONEY MARKET FUND, INC.

               FOR MORE INFORMATION ABOUT THE FUND:

     The Fund's Statement of Additional Information ("SAI"), dated April 30, 1999, contains more detailed information on all aspects of Nicholas Money Market, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund's Annual and Semi-Annual Report to Shareholders.

     To request a free copy of the current Annual/Semi-Annual Report or SAI, or to make shareholder inquiries, please write or call: Nicholas Money Market Fund, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202, 800-227-5987 (toll-free). Additional information about the Fund also can be obtained from the Fund's Internet website at www.nicholasfunds.com.

     In addition, you can review the Fund's reports and SAIs at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. Reports and other information about the Fund also are available on the SEC's Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6000.

     For the most current price and return information for the Fund, you may call the Fund at 800-227-5987 (toll-free) or 414-272-6133 or check the Fund's website at www.nicholasfunds.com. You also can find the most current 7-day yield of the Fund in the business section of your newspaper in the money market fund section under "Nicholas." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "NICXX." or cusip number 653739102.




                   NO LOAD FUND NO SALES CHARGE

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
414-272-6133 or 800-227-5987

Custodian
FIRSTAR BANK MILWAUKEE, N.A.
Milwaukee, Wisconsin

Transfer Agent
FIRSTAR MUTUAL FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Independent Public Accountants
ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

NICHOLAS MONEY MARKET FUND, INC.
700 NORTH WATER STREET  SUITE 1010
MILWAUKEE, WISCONSIN 53202
www.nicholasfunds.com

                          INVESTMENT COMPANY ACT FILE NO. 811-5537









                NICHOLAS MONEY MARKET FUND, INC.




                           FORM N-1A




          PART B:  STATEMENT OF ADDITIONAL INFORMATION





                NICHOLAS MONEY MARKET FUND, INC.






              STATEMENT OF ADDITIONAL INFORMATION




               700 North Water Street, Suite 1010
                  Milwaukee, Wisconsin  53202
                          414-272-6133
                          800-227-5987




     This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Money Market Fund, Inc. (the "Fund"), dated April 30, 1999. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectus and the Fund's Annual Report for the fiscal year ended December 31, 1998, which is incorporated herein by reference, as they may be revised from time to time. The Fund's Prospectus provides the basic information you should know before investing in the Fund.

     To obtain a free copy of the Fund's Prospectus and Annual
Report, please write or call the Fund at the address and telephone number set forth above.






                 NO LOAD FUND - NO SALES CHARGE




                       Investment Adviser
                     NICHOLAS COMPANY, INC.




                         April 30, 1999
                       TABLE OF CONTENTS
                                                             PAGE

INTRODUCTION...............................................     _

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES..     _

INVESTMENT RESTRICTIONS....................................     _

INVESTMENT RISKS...........................................     _

THE FUND'S INVESTMENT ADVISER..............................     _

MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS AND
     PORTFOLIO MANAGER OF THE FUND.........................     _

PRINCIPAL SHAREHOLDERS.....................................     _

PRICING OF FUND SHARES AND USE OF AMORTIZED COST METHOD OF
VALUATION..................................................     _

PURCHASE OF FUND SHARES....................................     _

REDEMPTION OF FUND SHARES..................................     _

EXCHANGE BETWEEN FUNDS.....................................     _

TRANSFER OF FUND SHARES....................................     _

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS............     _

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN................     _

SYSTEMATIC WITHDRAWAL PLAN.................................     _

INDIVIDUAL RETIREMENT ACCOUNTS.............................     _

MASTER RETIREMENT PLAN.....................................     _

BROKERAGE..................................................     _

PERFORMANCE DATA...........................................     _

CAPITAL STRUCTURE..........................................     _

STOCK CERTIFICATES.........................................     _

ANNUAL MEETING.............................................     _

SHAREHOLDER REPORTS........................................     _

YEAR 2000 ISSUES...........................................     _

CUSTODIAN AND TRANSFER AGENT...............................     _

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL..................     _

FINANCIAL INFORMATION......................................     _

                          INTRODUCTION

     Nicholas Money Market Fund, Inc. (the "Fund") was incorporated under the laws of Maryland on April 15, 1988. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended the ("1940 Act"). As an open-end investment company, it obtains its assets by continuously selling shares of its Common Stock, $0.0001 par value, to the public. Since higher yielding money market instruments are often available only in large denominations, the Fund provides a way for investors to take advantage of these higher yields that may be beyond the reach of an individual investor. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").

                   INVESTMENT OBJECTIVES AND
                PRINCIPAL INVESTMENT STRATEGIES

     The Fund has adopted primary investment objectives which are fundamental policies. The Fund also has adopted secondary investment objectives and certain other policies which are not fundamental and may be changed by the Board of Directors without shareholder approval. However, any such change will be made only upon advance notice to shareholders. Such changes may result in the Fund having secondary investment and other policy objectives different from the objectives which a shareholder considered appropriate at the time of investment in the Fund.

     The Fund's primary investment objective is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. There are market risks inherent in any investment and there can be no assurance the objective of the Fund will be realized. The Fund also will attempt to maintain a stable net asset value of $1.00 per share, but there can be no assurance that the net asset value per share will not vary. The Fund invests only in short-term instruments (maturing in 397 days or less) and primarily invests in:

          1. Commercial Paper maturing within 397 days from the date of purchase rated A-2 or better by Standard & Poor's Corporation ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's"), or the equivalent by any of the nationally recognized statistical rating organizations, as defined in Section 270.2a-7 of the Code of Federal Regulations ("NRSROs"), or, if not rated, is other issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue (which is comparable in priority and security) rated A-2 or better by S&P or P-2 or better by Moody's or the equivalent by any NRSRO.

               The Fund may invest in commercial paper and other short-term corporate obligations which are issued in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), including securities eligible for resale under Rule 144A. Such securities are not registered for purchase and sale by the public under the Securities Act, and there may be a risk of little or no market for resale associated with such securities if the Fund does not hold them to maturity. The determination of the liquidity of these securities is a question of fact for the Board of Directors to determine, based upon the trading markets for the specific security, the availability of reliable price information and other relevant information. In addition, to the extent that qualified institutional buyers do not purchase restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio.

               Commercial paper refers to promissory notes issued by corporations in order to finance their short-term credit needs.

          2. Variable rate demand notes rated A-2 or better by S&P and P-2 or better by Moody's or the equivalent by any NRSRO; if not rated, either issued or guaranteed as to payment of principal and interest companies which at the date of investment have an outstanding debt issue which is comparable in priority and security) rated A-2 or better by S&P or P-2 or better by Moody's.

               Variable rate demand notes are unsecured instruments which provide for periodic adjustments in the interest rate.

          3. Other debt instruments issued by corporations maturing within 397 days and rated at least A by S&P or Moody's or the equivalent.

          4. Government Securities, as defined in the 1940 Act. Government Securities are: (i) backed by the full faith and credit of the United States (e.g., U.S. Treasury obligations); (ii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations (e.g., Fannie Mae obligations); (iii) the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks); and (iv) supported only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association).

          5. Obligations (including certificates of deposit and bankers acceptances) of: (a) banks or savings and loan associations subject to regulation by the U.S. Government (including foreign branches of such banks), limited to institutions with a net worth of at least $100,000,000 or other banks and savings and loans if the principal amount of such certificates of deposit is insured by the Federal Deposit Insurance Corporation, or (b) U.S. branches of foreign banks, limited to institutions having total assets of not less than $1 billion or its equivalent.

               Certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and normally are negotiable.

               Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

          6. Repurchase agreements involving the securities listed above.

               A repurchase agreement occurs when, at the time the Fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. The Fund's risk is the ability of the seller to pay the agreed-upon price on the delivery date. In the opinion of the Adviser, the risk is minimal because the security purchased constitutes security for the repurchase obligation, and repurchase agreements can be considered as loans collateralized by the security purchased. The Fund will determine the market value of the collateral on a daily basis and will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. However, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 10% of its total net assets.

          Subject to certain conditions under the Investment Company
     Act the Fund may acquire securities that have not been rated (or whose issuers have not received the requisite ratings on comparable outstanding debt) If the Fund's Board of Directors determines that they are of comprable quality to otherwise eligible securities.

     Investments in obligations of a foreign branch of a U.S. bank and in U.S. branches of a foreign bank may subject the Fund to additional investment risks. These risks may include international and political developments, foreign government restrictions, foreign withholding taxes or possible seizure or nationalization of foreign deposits. In addition, foreign branches of domestic banks and foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting and record keeping.

     The Fund also may invest in the securities of real estate investment trusts ("REITs") and other real estate-based securities, including securities of companies whose assets consist substantially of real property and interests therein, listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), but subject to certain investment limits.

     The Adviser uses its best judgment in selecting investments, taking into consideration interest rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of the issuer in arriving at investment decisions. Due to fluctuations in the interest rates, the market value of the securities in the portfolio may vary during the period of the shareholder's investment in the Fund. To minimize the effect of changing rates on the net asset value of its shares, the Fund intends to keep the dollar weighted average maturity of its holdings to 90 days or less. See "Pricing of Fund Shares and Use of Amortized Cost Method of Valuation."


                    INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy:

          1. The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

                    (a) the purchase of a portion of an issue of publicly distributed debt securities;

                    (b)  investment in repurchase agreements in
               an amount not to exceed 20% of the total net assets of the Fund; provided, however, that repurchase agreements maturing in more than seven days will not constitute more than 10% of the value of the total net assets; and

                    (c)  the purchase of a portion of bonds,
               debentures or other debt securities of types commonly distributed in private placements to financial institutions, such illiquid amount of which is not to exceed 10% of the value of total net assets of the Fund; provided, however, that all illiquid securities will not exceed 10% of the value of the Fund's total net assets.

          2. The Fund may make bank borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets.

          3.   The Fund will not pledge any of its assets.

          4. Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

          5. The Fund may not purchase the securities of any one issuer, except securities issued or guaranteed by the United States, or its instrumentalities or agencies, if immediately after and as a result of such purchase the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets.

          6. Not more than 25% of the value of the Fund's total net assets will be concentrated in companies of any one industry or group of related industries. This restriction does not apply to U.S. Government Securities or to obligations (including certificates of deposit and bankers acceptances) of banks or savings and loan associations subject to regulation by the U.S. Government.

          7. The Fund will not acquire or retain any security issued by a company, if an officer or director of such company is an officer or director of the Fund, or is an officer, director, shareholder or other interested person of the Adviser.

          8. The Fund may not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of REITs and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on NASDAQ , but not more than 10% in value of the Fund's total assets will be invested in REITs nor will more than 25% in value of the Fund's total assets be invested in the real estate industry in the aggregate.

     In addition to the foregoing restrictions, the Fund has adopted the following restrictions which may be changed by the Board of Directors of the Fund without shareholder approval. Any such change would be made only upon advance notice to shareholders in the form of an Amended Statement of Additional Information filed with the SEC.

          1. The Fund will not invest in interests in oil, gas or other mineral exploration programs.

          2. The Fund will not invest in puts, calls, straddles, spreads or any combination thereof.

          3. The Fund will not invest in securities of other open-end management-type investment companies.

          4. The Fund may not issue senior securities in violation of the 1940 Act. The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets, and the Fund may make borrowings from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's net assets.

     All percentage limitations apply on the date of investment by the Fund. As a result, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets of the Fund will not constitute a violation of that restriction.

                        INVESTMENT RISKS

     This section contains a summary description of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive over any period of time.

     Money market funds are managed to maintain a $1.00 per share price. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. There also is no guarantee that the Fund's return will equal or exceed the rate of inflation.

         Because of the following risks, you could lose money on your investment in the Fund over the short- or long- term:

     CREDIT RISK. There is a risk that any of the issuers of the securities held by the Fund may have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price.

     INTEREST RATE OR MARKET RISK. A sharp and unexpected rise in interest rates could result in a decline in the prices of fixed income securities in which the Fund invests. As a result, the Fund's share price could drop below $1.00.

     FOREIGN INVESTMENT RISK. Investments in obligations of a foreign branch of a U.S. bank and U.S. branches of a foreign bank or obligation issued by other governments may subject the Fund to certain investment risks, including international and political developments, foreign government restrictions, foreign withholding taxes, possible seizure or nationalization of deposits, the establishment of exchange control regulations and the adoption of other governmental restrictions that might affect the payment of principal and interest on those securities. In addition, foreign branches of domestic banks and foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting and record keeping. The Fund is subject to certain investment restrictions on foreign investing as described above.

     REPURCHASE AGREEMENTS. The Fund may buy securities with the understanding that the seller may buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money. The Fund is subject to certain investment restrictions on repurchase agreements as described above.

     ILLIQUID AND RESTRICTED SECURITIES. From time to time, the Fund may purchase a portion of bonds, debentures or other debt securities in private placements, in amounts not to exceed 10% of the value of the total assets of the Fund. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them properly at an acceptable price. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly. However, the Fund is subject to an overriding restriction that all illiquid securities held by the Fund may not exceed 10% of the value of the Fund's total net assets. Difficulty in selling a security may result in a loss to the Fund or additional costs.

          AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. ALTHOUGH THE FUND TRYS TO MAINTAIN A $1.00 PER SHARE PRICE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

     While the Fund is subject to the risks as summarized above, the Fund is subject to strict requirements relating to its investments under federal law. The Fund must maintain high credit quality in its portfolio (as indicated herein), maintain a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the Fund's securities and diversify the Fund's investments among issuers so as to reduce the effects of a default by any one issuer on the value of the Fund's shares.

                 THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision of the Fund's Board of Directors. The Adviser is the investment adviser to approximately 25 institutions and individuals with substantial investment portfolios and to five mutual funds The other five mutual funds for which the Adviser serves as investment adviser are Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc., and Nicholas Income Fund, Inc., with primary investment objectives and net assets as set forth below.

                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE         DECEMBER 31, 1998
         ----                --------------------           --------------
Nicholas Fund, Inc.         Capital appreciation           $5,823,474,514

Nicholas II, Inc.           Long-term growth               $1,109,497,195

Nicholas Limited
Edition, Inc.               Long-term growth               $  367,191,042

Nicholas Equity
Income Fund, Inc.           Reasonable income              $   26,813,593

Nicholas Income             High current income            $  239,419,855
Fund, Inc.


     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The annual fee is three tenths of one percent (0.30 of 1%) of the average net asset value of the Fund. Personnel of the Adviser are primarily responsible for investment decisions affecting the Fund's portfolio. At December 31, 1998, total net assets of the Fund were $160,187,297.

     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. The Fund pays all of its operating expenses, including, but not limited to, the costs of preparing and printing post-effective amendments to its registration statements required under the Securities Act and the 1940 Act and any amendments thereto and of preparing and printing registration statements in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal expenses. Also included as "operating expenses" which will be paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustees having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs and costs related to the aforementioned items.

     The Adviser has agreed to reduce the management fee by any operating expenses (other than the management fee) incurred by the Fund in excess of 1/2 of 1% of average daily net assets. The Adviser shall at least annually reimburse the Fund for all fees and expenses in excess of this amount. Any optional reimbursement will be made at a time determined by the Adviser. During the years ended December 31, 1998, 1997 and 1996, the
Fund paid the Adviser an aggregate of $436,618, $373,742, and $338,132, respectively, in fees. During none of the foregoing fiscal years did the expenses borne by the Fund exceed the expense limitation then in effect and the Adviser was not required to reimburse the Fund for any additional expenses.

     The Investment Advisory Agreement is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.

     Albert O. Nicholas is President and a Director of the Fund, and Chairman, Chief Executive Officer and a Director of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. Thomas J. Saeger, Executive Vice President and Secretary of the Fund, is Executive Vice President and Assistant Secretary of the Adviser. David L. Johnson is Executive Vice President of the Fund and Executive Vice President of the Adviser. He is a brother-in-law of Albert O. Nicholas. David O. Nicholas, Senior Vice President of the Fund, is President and Chief Investment Officer and a Director of the Adviser. Lynn S. Nicholas and Kathleen A. Evans, Vice Presidents of the Fund, are also Senior Vice President and Vice President, respectively, of the Adviser. David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. Jeffrey T. May is Senior Vice President, Treasurer and Portfolio Manager of the Fund and also is Senior Vice President and Treasurer of the Adviser. Candace L. Lesak, Vice President of the Fund, also is an employee of the Adviser. David E. Leichtfuss, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin, a Director of the Adviser, is a partner with the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to both the Fund and the Adviser. Daniel J. Nicholas, 2618 Harlem Boulevard, Rockford, Illinois, is the only other Director of the Adviser. Mr. Daniel J. Nicholas, a brother of Albert O. Nicholas, is a private investor.

           MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS
               AND PORTFOLIO MANAGER OF THE FUND

     The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund's activities and review the Fund's performance. The following table sets forth the pertinent information about the Fund's officers and directors as of December 31, 1998:


  Name, Age and          Positions         Principal Occupations
  Address                Held              During Past
                         with Fund         Five Years
  -------------------    -------------     -------------------------
* Albert O. Nicholas,    President and     Chairman and Chief Executive
  67                     Director          Officer, Nicholas Company
  700 N. Water Street                      Inc since  1998.
  Milwaukee, WI  53202                     Director of Nicholas Company
                                           Inc. since 1967, and President
                                           of Nicholas Company, Inc. From 1967
                                           to 1998.  He has  been
                                           Portfolio Manager (or Co-
                                           Portfolio   Manager,   in
                                           the   case   of  Nicholas
                                           Fund,     Inc.,     since
                                           November  1996) for,  and
                                           primarily     responsible
                                           for     the    day-to-day
                                           management    of,     the
                                           portfolios  of   Nicholas
                                           Fund,    Inc.,   Nicholas
                                           Income    Fund,     Inc.,
                                           and              Nicholas
                                           Equity Income Fund,  Inc.
                                           since     the    Nicholas
                                           Company, Inc. has  served
                                           as   investment   adviser
                                           for  such funds. He is a
                                           Chartered Financial Analyst.
  Frederick F.
     Hansen, 72          Director          President, Hanseatic
  759 N. Milwaukee Street                  Equities Corp., a
  Milwaukee, WI  53202                     private investment firm.

  Melvin L. Schultz, 65  Director          Director  and  Management
  3636 N 124th Street                      Consultant,  Professional
  Wauwatosa, WI  53222                     Management  of Milwaukee,
                                           Inc.       He      offers
                                           financial    advice    to
                                           members  of  the  medical
                                           and   dental  professions
                                           and    is   a   Certified
                                           Professional     Business
                                           Consultant.
  Jay H. Robertson, 47   Director          Chairman of the Board of
  660 E. Mason Street                      Robertson-Ryan and
  Milwaukee, WI  53202                     Associates, Inc., an
                                           insurance brokerage firm.
  David L. Johnson, 57   Executive Vice    Executive            Vice
  700 N. Water Street    President         President,       Nicholas
  Milwaukee, WI  53202                     Company,    Inc.,     the
                                           Adviser to the Fund,  and
                                           employed  by the  Adviser
                                           since  1980.   He  is   a
                                           Chartered       Financial
                                           Analyst.
  Thomas J. Saeger, 54   Executive Vice    Executive  Vice President
  700 N. Water Street    President and     and  Assistant Secretary,
  Milwaukee, WI  53202   Secretary         Nicholas  Company,  Inc.,
                                           the  Adviser to the Fund,
                                           and   employed   by   the
                                           Adviser  since 1969.   He
                                           is   a  Certified  Public
                                           Accountant.
  David O. Nicholas, 37  Senior Vice       President   and     Chief
  700 N. Water Street    President and     Investment   Officer   of
  Milwaukee, WI  53202   Portfolio Manager Nicholas  Company,  Inc.,
                                           the  Adviser to the Fund,
                                           since April 1998. Director
                                           of  the    Advisor  since
                                           December            1997,
                                           and   employed   by   the
                                           Adviser   since  December
                                           1985.    He   has    been
                                           Portfolio  Manager   for,
                                           and             primarily
                                           responsible for the  day-
                                           to-day   management   of,
                                           the     portfolios     of
                                           Nicholas  II,  Inc.   and
                                           Nicholas          Limited
                                           Edition,    Inc.    since
                                           March 1993.  He also  has
                                           been         Co-Portfolio
                                           Manager    of    Nicholas
                                           Fund,      Inc.     since
                                           November 1996.   He  also
                                           is  a Chartered Financial
                                           Analyst.
  Jeffrey T. May, 42     Senior Vice       Senior   Vice   President
  700 N. Water Street    President and     and  Treasurer,  Nicholas
  Milwaukee, WI  53202   Treasurer         Company,    Inc.,     the
                                           Adviser to the Fund,  and
                                           employed  by the  Adviser
                                           since  July 1987. He has
                                           been portfolio manager,
                                           primarily responsible for
                                           the day-to-day management
                                           of the fund, since July 1988.
                                           He  is a Certified    Public
                                           Accountant.
  Lynn S. Nicholas, 42   Senior Vice       Senior   Vice  President,
  700 N. Water Street    President         Nicholas  Company,  Inc.,
  Milwaukee, WI  53202                     the  Adviser to the Fund,
                                           and   employed   by   the
                                           Adviser  since  September
                                           1983.     She    is     a
                                           Chartered       Financial
                                           Analyst.
  Candace L. Lesak, 41   Vice President    Employee,        Nicholas
  700 N. Water Street                      Company,    Inc.,     the
  Milwaukee, WI  53202                     Adviser   to  the   Fund,
                                           since    February   1983.
                                           She    is   a   Certified
                                           Financial Planner.
  Kathleen A. Evans, 50  Assistant Vice    Vice  President, Nicholas
  700 N. Water Street    President         Company,    Inc.,     the
  Milwaukee, WI  53202                     Adviser to the Fund,  and
                                           employed  by the  Adviser
                                           since March 1985.

     * Mr. Albert O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the 1940 Act, and is the only director who has a direct or indirect interest in the Adviser. Mr. Albert O. Nicholas is Cheif Executive Officer and a director of the Adviser and owns 91% of the outstanding voting securities of the Adviser.

     See "The Fund's Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.


     The aggregate remuneration paid by the Fund during 1998 to all Fund directors as a group amounted to $12,000. No remuneration is paid to officers and directors of the Fund who are "interested persons" of the Adviser.

     The table below sets forth the aggregate compensation received by all directors of the Fund during the year ended December 31, 1998. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.

                                   Pension or     Estimated  Total Compensation
                      Aggregate    Retirement      Annual    From Fund and Fund
  Name and          Compensation    Benefits      Benefits     Complex Paid to
  Position            From the     Accrued As       Upon        Directors (1)
                       Fund      Part of Fund   Retirement
                                   Expenses
 ---------        -------------  ------------   ----------  -------------------
Albert O. Nicholas,
   Director (2)        $     0          $ 0           $ 0        $       0
Frederick F Hansen,
   Director (2)        $ 4,000          $ 0           $ 0        $   8,000
Melvin L. Schultz,
   Director (2)        $ 4,000          $ 0           $ 0        $  21,200
Jay H. Robertson
   Director (2)        $ 4,000          $ 0           $ 0        $   8,000

_______________

(1)During the fiscal year ended December 31, 1998, the Fund and other funds in the Nicholas Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as its investment adviser, namely Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Income Fund, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of an annual retainer per director per fund and meeting attendance fees. During the year ended December 31, 1998, the Fund compensated the disinterested directors at a rate of $1,000 per director per meeting attended. The disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended December 31, 1998.
   All other directors and officers of the Fund were compensated by the Adviser in accordance with its investment advisory agreement with the Fund.

(2)Mr. Nicholas also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Income Fund, Inc. Mr. Schultz also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc., and Nicholas Income Fund, Inc. Messrs. Hansen and Robertson also are directors of Nicholas Income Fund, Inc.

                     PRINCIPAL SHAREHOLDERS

     Nicholas Company, Inc., the investment adviser to the Fund, owned 7,188,395 shares as of December 31, 1998; the Nicholas Family Foundation owned 186,664 shares; Albert O. Nicholas, President and a Director of the Fund, Chief Executive Officer and a Director of the Adviser, and owner of 91% of the outstanding voting securities of the Adviser, owned 11,956,962 shares; and the Nicholas Company, Inc. Profit-Sharing Trust, of which
Mr. Nicholas and David E. Leichtfuss are trustees, owned 357,898 shares. The collective beneficial ownership of Nicholas Company, Inc. was 19,689,919 shares or 11.82% as of March 31, 1999.

     No other persons are known to the Fund to own beneficially or of record 5% or more of the shares of the Fund as of March 31, 1999. All directors and executive officers of the Fund as a group (eleven in number) beneficially owned approximately 16.13% of the full shares of the Fund as of December 31, 1998.

                     PRICING OF FUND SHARES
         AND USE OF AMORTIZED COST METHOD OF VALUATION

     When you buy shares of the Fund, the price per share you pay is the NET ASSET VALUE ("NAV") of a share of the Fund. The NAV of a share of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. THE NAV OF THE FUND'S SHARES IS EXPECTED BY MANAGEMENT TO REMAIN CONSTANT AT $1.00 PER SHARE. Net assets of the Fund are determined by deducting the liabilities of the Fund from total assets of the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for unrestricted trading and when the Federal Reserve Banks are open for business.

     Portfolio securities are valued on an amortized cost basis, whereby a security is initially valued at its acquisition cost. Thereafter, a constant straight-line amortization is assumed each day regardless of the impact of fluctuating interest rates.

     Pursuant to Section 270.2a-7 of the Code of Federal Regulations, the Board of Directors has established procedures designed to stabilize the NAV per share at $1.00. Under most conditions, management believes this will be possible, but there can be no assurance they can do so on a continuous basis. In connection with its use of the amortized cost method of valuation and in order to hold itself out as a "money market" fund, the Fund will comply with the applicable provisions of Section 270.2a-7, and in particular, will comply with the following: (i) the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV per share and specifically will limit the dollar weighted average portfolio maturity of the Fund to not more than 90 days and the remaining maturity of each portfolio security to not more than 397 days (with certain exceptions permitted by the rules of the SEC); (ii) the Fund will limit its portfolio investments to those instruments its Board of Directors determines present minimal credit risks, and are otherwise in accordance with the Fund's investment objectives and restrictions; and (iii) the Fund will adhere to the portfolio diversification requirements set forth in
Section 270.2a-7. Calculations are done periodically to compare the value of the Fund's portfolio at amortized cost versus current market values. In the event the per share NAV should deviate from $1.00 by 1/2 of 1% or more, the Board of Directors will promptly consider what action, if any, should be taken.

                    PURCHASE OF FUND SHARES

     MINIMUM INVESTMENTS. The minimum initial purchase is $2,000 and the minimum for any subsequent purchase is $100, except in the case of reinvestment of distributions or purchases through the Automatic Investment Plan. The Fund's Automatic Investment Plan has a minimum monthly investment of $50. Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $2,000 minimum investment required due to shareholder redemption (but not solely due to a decrease in the NAV of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

     APPLICATION INFORMATION. You may apply to purchase shares of the Fund by submitting an applicationto Nicholas Money Market, Inc., c/o Firstar Mutual Funds Services, LLC ("Firstar"), P.0.
Box 2944, Milwaukee, Wisconsin 53201-2944.    The Fund also has
available an Automatic Investment Plan for shareholders, whereby you may invest $50 or more with the Fund at regular intervals. Anyone interested should contact the Fund for additional information.

     When you make a purchase, the price per share (WHICH
GENERALLY IS EXPECTED BY THE FUND TO REMAIN CONSTANT AT $1.00 PER SHARE) will be the NAV per share next determined after the time the Fund receives your application in proper order. The NAV is calculated once a day based on the methods previously described above. The determination of NAV for a particular day is applicable to all applications received in proper order by the close of trading on the NYSE on that day (usually 4:00 p.m., New York time).
Applications to purchase Fund shares received in proper order
AFTER the close of trading on the NYSE will be based on the NAV as determined as of the close of trading on the NEXT day the NYSE is open.

Generally, shares of the Fund may not be purchased on days when the Federal Reserve Banks are closed. Purchase of shares will be made in full and fractional shares computed to three decimal places.

     You should be aware that DEPOSIT in the U.S. mail or with other independent delivery services, or receipt at Firstar Mutual Fund Services LLC's ("Firstar") Post Office Box, of purchase applications DOES NOT constitute receipt by Firstar or the Fund. DO NOT MAIL LETTERS BY OVERNIGHT COURIER TO THE POST OFFICE BOX ADDRESS. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO FIRSTAR MUTUAL FUNDS SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

     All applications to purchase Fund shares are subject to acceptance or rejection by the Fund and are not binding until accepted. Applications must be in proper order to be accepted and may only be accepted by the Fund or an authorized agent of the Fund. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment should be made by check drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The transfer agent will charge a $20 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment check returned to the transfer agent for insufficient funds. The Fund will not to accept applications under circumstances or in amounts considered disadvantageous for shareholders. Any account (including custodial accounts) opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the back-up withholding tax amount.

     WIRE PAYMENTS. You also may purchase Fund shares via the Federal Reserve wire system. If a wire purchase is to be an initial purchase, please call Firstar (414-276-0535 or 800-544-
6547) with the appropriate account information prior to sending the wire. Firstar will provide you with a confirmation number for the wire purchase which will ensure the prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

     Wire To:        Firstar Bank Milwaukee, N.A.
                     ABA 075000022

     Credit:         Firstar Mutual Funds Services, LLC
                     Account 112-952-137

     Further Credit: Nicholas Money Market Fund, Inc.
                     (shareholder account number)
                     (shareholder registration)

     The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal
Reserve wire system, or from incomplete wiring instructions.

     CERTIFICATES. The Fund's transfer agent, Firstar, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares. Certificates representing Fund shares purchased will not be issued.

     THIRD PARTY PURCHASES - USE OF A PROCESSING INTERMEDIARY TO PURCHASE FUND SHARES. Shares of the Fund may be purchased through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). When shares of the Fund are purchased this way, the Processing Intermediary, rather than its customer, may be the shareholder of record. Certain service providers may receive compensation from the Fund for providing transfer agent-related services relating to the accounts held in street name. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. An investor intending to invest in the Fund through a Processing Intermediary should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus.

     Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

     Investors who do not wish to use the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. Direct purchase of shares of the Fund may be made without a sales charge.

     The Fund also may enter into an arrangement with some Processing Intermediaries authorizing them to process purchase orders on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a purchase order by an authorized agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be purchased. For purchase orders placed through an authorized agent, a shareholder will pay the Fund's NAV per share next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent.


                   REDEMPTION OF FUND SHARES

     You may redeem Fund shares in whole or in part by any of the methods described below. All redemptions will be processed immediately upon receipt and written confirmation will be issued for all redemptions of Fund shares. The redemption price will be the Fund's NAV (WHICH IS GENERALLY EXPECTED BY THE FUND TO REMAIN CONSTANT
AT $1.00 PER SHARE) next computed after the time of receipt by Firstar (or by an authorized agent of the Fund) of a written request in the proper order as described below, or pursuant to proper telephone instructions as described below.

      REDEMPTION REQUESTS THAT CONTAIN RESTRICTIONS AS TO THE
TIME OR DATE REDEMPTIONS ARE TO BE EFFECTED WILL BE RETURNED AND
WILL NOT BE PROCESSED.

     WRITTEN REDEMPTIONS. If you redeem in writing, you must ensure that the redemption request is signed by each shareholder in the exact manner as the Fund account is registered and includes the redemption amount and the shareholder account number. If any portion of the shares to be redeemed represents an investment made by personal or certified check, the Fund reserves the right to hold a payment up to 15 days or until satisfied that investments made by check have been collected, at which time the redemption request will be processed and payment made.

You may redeem by delivering an original signed written request for redemption addressed to Nicholas Money Market Fund, Inc., c/o FirstarMutual Funds Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

FACSIMILE TRANSMISSION OF REDEMPTION REQUESTS IS NOT ACCEPTABLE.

     The Fund may require additional supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

     IF THERE IS DOUBT AS TO WHAT DOCUMENTS OR INSTRUCTIONS ARE NECESSARY IN ORDER TO REDEEM SHARES IN WRITING, PLEASE WRITE OR CALL FIRSTAR (414-276-0535 OR 800-544-6547), PRIOR TO SUBMITTING A WRITTEN REDEMPTION REQUEST. A WRITTEN REDEMPTION REQUEST WILL NOT BECOME EFFECTIVE UNTIL ALL DOCUMENTS HAVE BEEN RECEIVED IN PROPER ORDER BY FIRSTAR.

     Shareholders who have an individual retirement account ("IRA"), a master retirement plan or other retirement plan must indicate on their written redemption requests whether or not to withhold federal income tax. Redemption requests lacking an election not to have federal income tax withheld will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.

     You should be aware that DEPOSIT in the mail or with other independent delivery services or receipt at Firstar's Post Office Box of redemption requests DOES NOT constitute receipt by Firstar or the Fund. DO NOT mail letters by overnight courier to the Post Office Box address. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO THE FIRSTAR MUTUAL FUNDS SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

     TELEPHONE REDEMPTIONS. Telephone redemption is automatically extended to all accounts in the Fund unless this privilege is declined in writing. This option does not apply to IRA accounts and master retirement plans for which Firstar Bank Milwaukee, N.A. ("Firstar Bank")acts as custodian. Telephone redemptions can only be made by calling Firstar at 800-544-6547 or 414-276-0535. In addition to the account registration, you will be required to provide the account number and social security number. Telephone calls will be recorded.

     Telephone redemption requests must be received prior to the closing of the NYSE (usually 4:00 p.m., New York time) to receive that day's NAV. There will be no exceptions due to market activity. During periods of substantial economic or market changes, telephone transactions may be difficult to implement.
If a shareholder is unable to contact Firstar by telephone, shares also may be redeemed by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day.
The minimum telephone redemption is $500 except when redeeming an account in full.

     The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of redemption instructions received by telephone which they reasonably believe to be genuine, even if such instructions prove to be unauthorized or fraudulent. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

     EFFECT OF REDEMPTION. The Fund ordinarily will make payment for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected.

     You may instruct Firstar to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. Firstar charges a wire redemption fee of $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

     Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

     SIGNATURE GUARANTEES. A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

          *    if you change the ownership on your account

          * when you want the redemption proceeds sent to a different address than is registered on the account

          * if the proceeds are to be made payable to someone other than the account owner(s)

          * any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund

          * if a change of address request has been received by the Fund or Firstar within 15 days of a redemption request

     In addition, signature guarantees will be required for all redemptions of $100,000 or more from any shareholder account in the Nicholas Family of Funds. A redemption will not be processed until the signature guarantee, if required, is received in proper form. A notary public is not an acceptable guarantor.

     THIRD PARTY REDEMPTIONS - USE OF A PROCESSING INTERMEDIARY TO REDEEM FUND SHARES. As with the purchase of Fund shares, shares of the Fund may be sold through certain broker-dealers, financial institutions and other service providers ("Processing Intermediaries"). Certain service providers may receive compensation from the Fund for providing transfer agent-related services relating to the accounts held in street name. An investor intending to redeem Fund shares through his or her Processing Intermediary should read the program materials provided by the Processing Intermediary and follow the instructions and procedures outlined therein.

     Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

     Investors who do not wish to use the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. IF YOU HOLD FUND SHARES THROUGH A PROCESSING INTERMEDIARY, YOU MUST REDEEM YOUR SHARES THROUGH SUCH PROCESSING INTERMEDIARY. IN SUCH EVENT, YOU SHOULD CONTACT THE PROCESSING INTERMEDIARY FOR INSTRUCTIONS ON HOW TO REDEEM. If an investor has originally invested directly with the Fund, direct sale of Fund shares through the Fund (and not the Processing Intermediary) may be made without a redemption charge.

     The Fund also may enter into an arrangement with some Processing Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a redemption request by an authorized agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be redeemed. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

        EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS

     You may exchange Fund shares for shares of other mutual funds for which Nicholas Company, Inc. serves as the investment adviser. Nicholas Company, Inc. also is adviser to the following funds which have investment objectives and net assets as noted below:

                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE         DECEMBER 31, 1998
         ----                --------------------         ------------------
Nicholas Fund, Inc.    Capital appreciation; Income as
                       a secondary consideration            $5,823,474,514

Nicholas II, Inc.      Long-term growth; Income as a
                       secondary consideration              $1,109,497,195

Nicholas Limited       Long-term growth;
Edition, Inc.(1)                                            $  367,191,042

Nicholas Equity        Reasonable income; Moderate
Income Fund, Inc.      long-term growth as a secondary
                       Consideration                        $   26,813,593
Nicholas Income        High current income consistent
Fund, Inc.             with the preservation and
                       conservation of capital value        $  239,419,855

   ____________

       (1) Shareholders are reminded, however, that Nicholas Limited Edition, Inc. is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions), and that the exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

     If you choose to exercise the exchange privilege, the shares will be exchanged at their next determined NAV. Shareholders interested in exercising the exchange privilege must obtain an authorization form and the appropriate prospectus from Nicholas Company, Inc. When an exchange into this Fund would involve investment of the exchanged amount on a day when the New York Stock Exchange is open for trading but the Federal Reserve Banks are closed, shares of the fund being exchanged will be redeemed on the day upon which the exchange request is received;
however, issuance of Fund shares may be delayed an additional business day in order to avoid the dilutive effect on return (i.e., reduction in net investment income per share) which would result from issuance of such shares on a day when the exchanged amount cannot be invested. In such a case, the exchanged amount would be uninvested for this one day period. Shares of the Fund will not be redeemed on any day when the Federal Reserve Banks are closed. Shareholders interested in exercising the exchange privilege must obtain the appropriate prospectus from Nicholas Company, Inc.

     This exchange privilege is available only in states where shares of the fund being acquired may legally be sold, and the privilege may be terminated or modified only upon 60 days' advance notice to shareholders. You may exchange Fund shares for shares of other mutual funds for which Nicholas Company, Inc. serves as the investment adviser.

     Exchange of shares can be accomplished in the following ways:

     Exchange by Mail. You may exchange shares of the Fund for shares of other available Nicholas mutual funds directly through Nicholas Company, Inc. without cost by written request. If you are interested in exercising the exchange by mail privilege, you may obtain the appropriate prospectus from Nicholas Company, Inc. Signatures required are the same as previously explained under "Redemption of Fund Shares."

     Exchange by Telephone. You may exchange by telephone among all funds for which the Nicholas Company, Inc. serves as investment adviser. Only exchanges of $500 or more may be executed using the telephone exchange privilege. Firstar charges a $5.00 fee for each telephone exchange. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000, with a maximum of $l,000,000 per day for related accounts. Four telephone exchanges per account during any twelve month period will be allowed.

     Procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar.
Neither the Fund nor Firstar will be responsible for the authenticity of exchange instructions received by telephone.
Telephone exchanges can only be made by calling Firstar at 414-276-0535 or 800-544-6547. You will be required to provide pertinent information regarding your account. Calls will be recorded.


                     TRANSFER OF FUND SHARES

     You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. Documents and instructions necessary to transfer capital stock can be obtained by writing or calling Firstar (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-227-5987) prior to submitting any transfer requests.


         DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute annually to its shareholders substantially all of its net investment income and net realized capital gain.


     The net investment income increased or reduced by realized gains or losses, if any, for each day is declared as a dividend to shareholders of record. Shares purchased will begin earning dividends on the business day following the day the purchase order is confirmed. Shares redeemed will earn dividends through the date of the redemption order. If you request in writing that your dividends be paid in cash, the Fund will issue a check within five business days of the reinvestment date. If all of your shares are redeemed during a month, dividends credited to your account from the beginning of the dividend period through the time of redemption will be paid with the redemption proceeds.

     A statement of all calendar year-to-date transactions, including shares accumulated from dividends and capital gains distributions, is mailed to each shareholder quarterly.
Information as to each shareholder's tax status is given annually.

     For federal income tax purposes, distributions from the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders who are not subject to tax on their income. Distributions paid from the Fund's net investment income are taxable to shareholders as ordinary income. The Fund does not intend to generate capital gains. Because the investment income of the Fund will be derived from interest rather than dividends, no portion of such dividends will qualify for the dividends received deduction for corporations.

     Under federal law, some shareholders may be subject to a 31% "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number; or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, an investor must certify under penalties of perjury that the taxpayer identification number supplied to the Fund is correct and that he or she is not subject to withholding.

     The foregoing tax discussion relates solely to U.S. federal income taxes and is not intended to be a complete discussion of all federal income tax consequences. Shareholders should consult with a tax adviser concerning the state and local tax aspects of an investment in the Fund.


           DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

     Unless a shareholder elects to accept cash in lieu of shares, all dividends and capital gains distributions automatically are reinvested in shares through the Dividend Reinvestment Plan. A shareholder may elect to accept cash on an application to purchase shares or by separate written notification. Unless otherwise requested, dividends will be reinvested automatically in additional Fund shares on the last business day of each month. If the application of such distributions to the purchase of additional shares of the Fund would result in the issuance of fractional shares, the Fund may, at its option, either issue fractional shares (computed to three decimal places) or pay to the shareholder cash equal to the value of the fractional share on the dividend or distribution payment date. Shareholders will be advised of the number of shares purchased and the price following each reinvestment. As in the case of normal purchases, stock certificates are not issued unless requested. In no instance will a certificate be issued for a fraction of a share.

     Shareholders may withdraw from or thereafter elect to participate in the Dividend Reinvestment Plan at any time by giving written or telephonic notice to the Fund. An election must be received by Firstar prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Dividend Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Dividend Reinvestment Plan at any time on 30 days' written notice to participants.

                    SYSTEMATIC WITHDRAWAL PLAN

     Shareholders who have purchased or currently own Fund shares worth $10,000 or more at the current market value may open a Systematic Withdrawal Plan ("Plan") and receive monthly, quarterly, semi-annual or annual checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. Shareholders may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to the shareholder. Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

                  INDIVIDUAL RETIREMENT ACCOUNTS

     Individuals may be able to establish a traditional IRA, a Roth IRA and/or an Education IRA. The Fund offers prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

     Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributors to a traditional IRA. Taxation of the income and gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

     Contributions to a Roth IRA are not currently deductible, the amounts within the accounts accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phaseouts apply.

     Like the Roth IRA, contributions to an Education IRA are non-deductible, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable.
Contribution limits are $500 per account and certain income phaseouts apply.

     As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $2,000, the Fund will accept any allocation of such contribution between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for taxpayers to consult with their personal tax adviser to determine the deductibility of their IRA contributions.

     Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. See "Purchase of Fund Shares" and "Redemption of Fund Shares." Consultation with a tax adviser regarding the tax consequences is recommended.

                      MASTER RETIREMENT PLAN

     The Fund has available a master retirement plan for self-employed individuals. Any person seeking additional information or wishing to participate in the plan may contact the Fund. Consultation with a tax adviser regarding the tax consequences of the plan is recommended.

                            BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiations of the commissions to be paid on such transactions. The Adviser selects a broker or dealer for the execution of a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific issuers of securities and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the U.S. economy. The Fund and the Adviser are not affiliated with any broker.

     The Adviser, who decides to buy and sell securities, selects a broker or dealer for the execution of a portfolio transaction on the basis of the best security price available and on the basis that such broker or dealer will execute the order as promptly and efficiently as possible.

     The Fund has not paid any brokerage commissions since its inception (July 1, 1988). There are no brokers who would be considered affiliates of the Fund or the Adviser.


     The Adviser may effect portfolio transactions with brokers or dealers who recommend the purchase of the Fund's shares. The
Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.



                         PERFORMANCE DATA

     The Fund's standard yield quotations, which may appear in advertising and sales material, is calculated according to the methods prescribed by the Securities and Exchange Commission. Under these methods, the current yield is based on a seven day period and computed by dividing the net investment income per share by the price per share during the period (expected to remain constant at $1.00) to arrive at a "base period return," and the result is divided by seven and multiplied by 365 carried out to the nearest 1/100 of 1%. Net investment income per share includes accrued interest on the Fund's investments, plus or minus purchase discount or premiums less accrued expenses. Excluded from the calculations are realized gains and losses on the sale of securities and unrealized appreciations and depreciations on the Fund's current portfolio. The Fund's effective yield which also may appear in advertisements and sales material is determined by taking the "base period return" and calculating the effect of compounding.

The following formulas are used:

     Standard Current Yield = Net Investment Income Per Share X 365
                              -------------------------------   ---
                                      Price Per Share            7

                                              365
                                              ---
   Effective Yield = [(Base Period Return + 1) 7 ] -  1

                        CAPITAL STRUCTURE

     Nicholas Money Market Fund, Inc. is authorized to issue 3,000,000,000 shares of Common Stock, par value $0.0001 per share. Each full share has one vote and all shares participate equally in dividends and other distributions by the Fund and in the residual assets of the Fund in the event of liquidation. There are no conversion or sinking fund provisions applicable to shares, and holders have no preemptive rights and may not cumulate their votes in the election of directors. Shares are redeemable and are transferable. Fractional shares entitle the holder to the same rights as whole shares.

                         STOCK CERTIFICATES

     The Fund will not issue certificates evidencing shares purchased. Since certificates are not issued, the shareholder's account will be credited with the number of shares purchased. Written confirmations are issued for all purchases of shares.

                          ANNUAL MEETING

     Under the laws of the state of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Articles of Incorporation and will not hold annual meetings of shareholders unless otherwise required to do so.

     In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of Common Stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

                       SHAREHOLDER REPORTS

     Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends December 31, an annual report or current prospectus containing financial statements audited by the Fund's independent public accountants, Arthur Andersen LLP, will be sent to shareholders.

                         YEAR 2000 ISSUES

     The "Year 2000" issue presents a significant technological challenge for the securities industry. Due to the limited memory and the high cost of storage space associated with early computer equipment, the century was implied rather than actually stored. As a result, many computer systems are unable to interpret dates beyond 1999. Software and hardware which is not designed to work across centuries may potentially malfunction on January 1, 2000. Because dates are part of every securities transaction, accurate date calculations are critical.

     The Fund has focused on the Year 2000 computer conversion issue and management believes that there should be a smooth transition on the part of suppliers of services to the Fund. The Fund's custodian bank and transfer agent has reported that the necessary conversion process is in progress, and it appears to have dedicated the appropriate level of resources to solve the problem.

     The Adviser has identified and is taking steps it believes are reasonably designed to resolve potential problems and address the Year 2000 issue, although there can be no assurances that such steps will be sufficient. The Adviser, which performs the Fund's internal accounting and pricing functions, is in the process of re-engineering its hardware to handle the century date, and has identified and is taking steps to resolve potential software problems. Some systems are currently compliant. Internal testing is ongoing, and the Fund expects that all systems will have been converted by mid-1999.

     In addition, there can be no assurances that the Year 2000 issue will not have an adverse effect on issuers whose securities are held by the Fund or on global markets or economies generally.

                   CUSTODIAN AND TRANSFER AGENT

     Firstar Bank acts as the Custodian of the Fund. Firstar, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As Custodian, Firstar Bankholds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Bank and Firstar do not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

            INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

     Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, has been selected as the independent accountants for the Fund. The selection of the Fund's independent public accountants is not subject to annual ratification by the Fund's shareholders unless otherwise required by the 1940 Act. Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, has passed on the legality of the shares of Common Stock of the Fund being offered.

                      FINANCIAL INFORMATION

     The schedule of investments, financial statements and notes thereto and the Report of Independent Public Accountants contained in the Annual Report of the Fund for the fiscal year ended December
31, 1998, which have been filed with the SEC pursuant to Rule 30d-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual Report by writing or calling the Fund.





                NICHOLAS MONEY MARKET FUND, INC.




                           FORM N-1A




                   PART C:  OTHER INFORMATION


                   PART C.  OTHER INFORMATION


ITEM 23.  EXHIBITS


               All exhibits required to be filed pursuant to Item 23 are listed in the Exhibit Index which appears elsewhere herein, and (i) appear in their entirety herein, or (ii) are incorporated by reference to previous filings with the Securities and Exchange Commission, as indicated in such Exhibit Index.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH  THE
FUND

      The Registrant is not under common control with any other person. The Registrant, Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Income Fund, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc. share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business management services provided by the adviser. The Registrant does not control any other person.


ITEM 25.  INDEMNIFICATION

      Article VII, Section 7 of the By-Laws of the Registrant provides for the indemnification of its officers and directors against liabilities incurred in such capacities to the extent described therein, subject to the provisions of the Maryland General Business Corporation Law; such Section 7 is incorporated herein by reference to the By-Laws of the Registrant filed as an Exhibit to the initial Registration Statement declared effective on July 1, 1988. In addition, Registrant maintains a joint errors and omissions insurance policy with a $2.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds.

      The investment advisor to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify the Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.


ITEM  26.   BUSINESS  AND  OTHER CONNECTIONS  OF  THE  INVESTMENT
ADVISER


      Incorporated by reference to pages ___-___ of the Statement
of   Additional  Information  pursuant  to  Rule  411  under  the
Securities Act of 1933, as amended.

ITEM 27.  PRINCIPAL UNDERWRITERS

           None.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books or other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, and the Rules of the Securities and Exchange Commission promulgated thereunder, are located at the offices of the Registrant, 700 North Water Street, Milwaukee, Wisconsin 53202 or Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

ITEM 29.  MANAGEMENT SERVICES

           None.
ITEM 30.  UNDERTAKINGS

      The Registrant's By-Laws provide that it will indemnify its officers and directors for liabilities incurred by them in any proceeding arising by reason of the fact that any such person was or is a director or officer of the Registrant. Insofar as indemnification for liability arising under the Act may be permitted to directors, officers and controlling persons of the Registrant under the Securities Act of 1933 ("Act"), or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and may, therefore, be unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, the latest Annual Report to Shareholders which is incorporated by reference in the Prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934, as amended; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the Prospectus, to deliver, or cause to be delivered to each person to whom the Prospectus is sent or given, the latest Quarterly Report which is incorporated by reference in the Prospectus to provide such interim financial information.

                           SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the
Registrant, Nicholas Money Market Fund, Inc., a corporation organized and existing under the laws of the State of Maryland, hereby certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 16th day of February, 1999.


                                    NICHOLAS  MONEY MARKET  FUND, INC.


                                      By:    /s/ Thomas J. Saeger
                                             --------------------
                                                 Thomas J. Saeger,
                                                 Executive Vice
                                             President, Secretary and
                                           Principal Financial and Accounting
                                                     Officer


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacity indicated on February 16, 1999.



/s/Albert  O. Nicholas                                  President
----------------------                          (Principal Executive
    Albert O. Nicholas                               Officer) and
                                                        Director

/s/Thomas J. Saeger                                    Executive Vice
------------------                              President, Chief Financial
   Thomas J. Saeger                             Officer, Chief  Accounting
                                                  Officer and Director

/s/Melvin L. Schultz                                   Director
--------------------
   Melvin L. Schultz

/s/Jay H. Robertson                                    Director
-------------------
   Jay H. Robertson



              By: /s/ Thomas J. Saeger
                  --------------------
                      Thomas J. Saeger, as
            Attorney-in-Fact for the above officers
               and directors, under authority of
    Powers of Attorney previously filed and filed herewith.





                        EXHIBIT INDEX

                                                                   Sequential
Exhibit No.            Description                                  Page No.
-----------            -----------                                 ----------
  (a)     Articles of Incorporation of Registrant (as amended)          *

  (b)     By-Laws of Registrant                                         *

  (c)     Specimen certificate evidencing common stock, $.01
          par value per share, of Registrant                            *

  (d)     Investment Advisory  Agreement  between Registrant
          and Nicholas Company, Inc                                     *

  (e)     Custodian Agreement between Registrant  and  First
          Wisconsin Trust Company                                       *

  (f)     Opinion of Michael Best &  Friedrich LLP,  counsel
          to  the  Registrant,  concerning  the  legality of
          Registrant's common stock,  including  consent  to
          the use thereof.                                             **

  (g)     Consent of Arthur Andersen LLP, independent public
          accountants.                                                 **

  (h)     Financial Data Schedule                                      --

  (*)     Powers of Attorney                                            *


*    Incorporated  by  reference  to previous  filings  with  the
     Securities and Exchange Commission.
**   Filed herewith.

                        LIST OF CONSENTS



1.   Consent of Michael Best & Friedrich LLP
     (filed herewith and included in Exhibit (i))


2.   Consent of Arthur Andersen LLP
     (filed herewith and included as Exhibit (j))